UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      May 31, 2005
Glenayre Technologies, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

825 8th Avenue, 23rd Floor, New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      770-283-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     On June 3, 2005, Glenayre Technologies, Inc. (“Glenayre”) filed an initial Current Report on Form 8-K with the Securities and Exchange Commission reporting the acquisition (the “Acquisition”) by Entertainment Distribution Company (USA), LLC (“EDC USA”) and Blitz 05-107 GmbH (“EDC Germany”), each of which is an indirect subsidiary of Glenayre, of the CD and DVD manufacturing and distribution operations of Universal Music Group (the “Acquired Business”). Through the Acquisition, EDC USA acquired the assets comprising the United States portion of Universal Music’s CD and DVD manufacturing and distribution operations, and EDC Germany acquired all of the outstanding shares of Universal Music’s Germany subsidiary that operated the central European portion of Universal Music’s CD and DVD manufacturing and distribution operations. This report is being filed to amend the original filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
      The following financial statements are filed with this Form 8-K as exhibit 99.2 and are incorporated herein by reference:
•	Audited balance sheets of the Acquired Business as of December 31, 2004 and December 31, 2003

•	Audited statements of income and cash flows of the Acquired Business for the years ended December 31, 2004, December 31, 2003 and December 31, 2002
(b)	Pro Forma Financial Information.
      The following pro forma financial statements are filed with this Form 8-K as exhibit 99.3 and are incorporated herein by reference:
•	Unaudited pro forma combined statements of operations of Glenayre and the Acquired Business for the year ended December 31, 2004 and the six months ended June 30, 2005 as if the Acquisition occurred January 1, 2004
(c)	Exhibits.
10.1	Credit Agreement dated May 31, 2005 (previously filed)

10.2	Cash Collateral Agreement dated May 31, 2005 (previously filed)

10.3	Limited Liability Company Agreement of Entertainment Distribution Company, LLC (previously filed)

10.4	James Caparro Employment Agreement dated May 9, 2005 (previously filed)*

10.5	Thomas Costabile Employment Agreement dated May 9, 2005 (previously filed)*

10.6	Letter agreement among Glenayre Electronics, Inc., James Caparro and Thomas Costabile dated May 31, 2005 (previously filed)*

10.7	US CD Manufacturing Agreement dated May 31, 2005 (previously filed)**

10.8	US HDFD Manufacturing Agreement dated May 31, 2005 (previously filed)**

10.9	International Manufacturing Agreement dated May 31, 2005 (previously filed)**

10.10	US Distribution Agreement dated May 31, 2005 (previously filed)**

10.11	International Distribution Agreement dated May 31, 2005 (previously filed)**

23.1	Consent of Ernst & Young LLP

99.1	News Release dated June 1, 2005 (previously filed)

99.2	Audited balance sheets of the Acquired Business as of December 31, 2004 and December 31, 2003 and audited statements of income and cash flows of the Acquired Business for the years ended December 31, 2004, December 31, 2003 and December 31, 2002

99.3	Unaudited pro forma combined statements of operations of Glenayre and the Acquired Business for the year ended December 31, 2004 and the six months ended June 30, 2005 as if the Acquisition occurred January 1, 2004

*	Management Contract

**	Portions of this document are confidential and have been omitted and filed separately with the Securities and Exchange Commission in connection with a request for confidential treatment of such omitted material in accordance with Rule 24b-2 under the Securities and Exchange Act of 1934.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc

Dated: August 15, 2005	By:	/s/ Debra Ziola

Name: Debra Ziola Title: Senior Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: May 31, 2005	Commission File No: 0-15761
Glenayre Technologies, Inc.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Credit Agreement dated May 31, 2005 (previously filed)

10.2	Cash Collateral Agreement dated May 31, 2005 (previously filed)

10.3	Limited Liability Company Agreement of Entertainment Distribution Company, LLC (previously filed)

10.4	James Caparro Employment Agreement dated May 9, 2005 (previously filed)*

10.5	Thomas Costabile Employment Agreement dated May 9, 2005 (previously filed)*

10.6	Letter agreement among Glenayre Electronics, Inc., James Caparro and Thomas Costabile dated May 31, 2005 (previously filed)*

10.7	US CD Manufacturing Agreement dated May 31, 2005 (previously filed)**

10.8	US HDFD Manufacturing Agreement dated May 31, 2005 (previously filed)**

10.9	International Manufacturing Agreement dated May 31, 2005 (previously filed)**

10.10	US Distribution Agreement dated May 31, 2005 (previously filed)**

10.11	International Distribution Agreement dated May 31, 2005 (previously filed)**

23.1	Consent of Ernst & Young LLP

99.1	News Release dated June 1, 2005 (previously filed)

99.2	Audited balance sheets of the Acquired Business as of December 31, 2004 and December 31, 2003 and audited statements of income and cash flows of the Acquired Business for the years ended December 31, 2004, December 31, 2003 and December 31, 2002

99.3	Unaudited pro forma combined statements of operations of Glenayre and the Acquired Business for the year ended December 31, 2004 and the six months ended June 30, 2005 as if the Acquisition occurred January 1, 2004

*	Management Contract

**	Portions of this document are confidential and have been omitted and filed separately with the Securities and Exchange Commission in connection with a request for confidential treatment of such omitted material in accordance with Rule 24b-2 under the Securities and Exchange Act of 1934.